UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT

                              ___________________


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              ___________________


       Date of Report (Date of earliest event reported):  August 18, 1997

                              ___________________


                    SENTO TECHNICAL INNOVATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


       Utah                         0 6425                       87-0284979
 ---------------                  -----------                  --------------
 (State or other                  (Commission                   (IRS Employer
 jurisdiction of                   File No.)                   Identification
  incorporation)                                                    No.)


                             311 North State Street
                           Salt Lake City, Utah 84057
                    ----------------------------------------
                    (Address of principal executive offices,
                              including zip code)


                                 (801) 226-6222
                   -----------------------------------------
                   (Registrant's telephone number, including
                                   area code)




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Item 5.   OTHER EVENTS.


AMENDMENT OF ARTICLES OF INCORPORATION

     At the annual meeting of the shareholders of the Registrant, held on



August 18, 1997, the shareholders of the Registrant approved an amendment (the "Amendment") to the Articles of Incorporation of the Registrant (as so amended, the "Articles") which (a) increased the number of shares of the Common Stock of the Registrant, $.25 par value (the "Common Stock"), which the Registrant is authorized to issue to 15,000,000 shares of Common Stock and (b) authorized a class of 5,000,000 shares of preferred stock of the Registrant, par value $1.00 per share (the "Preferred Stock"). A copy of the Articles is attached to this Report as Exhibit 3.

DESCRIPTION OF COMMON STOCK

     As amended by the Amendment, the Articles authorize the issuance of 15,000,000 shares of Common Stock. As of October 1, 1997, there were
5,394,033 shares of Common Stock issued and outstanding, held by approximately 438 stockholders of record. Except as otherwise required by law, each share of Common Stock entitles the shareholder to one vote on each matter which shareholders may vote on at all meetings of shareholders of the Registrant. Holders of the Common Stock are not entitled to cumulative voting in the election of directors. Holders of the Common Stock do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions applicable thereto. Subject to the rights of holders of Preferred Stock, holders of Common Stock are entitled to share equally and ratably in dividends paid from the funds legally available for the payment thereof, when, as and if declared by the Board of Directors of the Registrant (the "Board"). Subject to the rights of holders of Preferred Stock, holders of Common Stock are also entitled to share ratably in the assets of the Registrant available for distribution to holders of Common Stock after payment of liabilities of the Registrant upon liquidation or dissolution of the Registrant, whether voluntary or involuntary.

     No provision of the Articles or the Bylaws of the Registrant (the "Bylaws") would delay, defer or prevent a change in control of the Registrant. Nonetheless, the future issuance, if any, of Preferred Stock may have the effect of delaying or preventing a change in control of the Registrant. In addition, the Utah Control Shares Acquisition Act (the "Control Shares Act") provides that any person or entity which acquires 20% or more of the outstanding voting shares of a publicly-held Utah corporation is denied voting rights with respect to the acquired shares, unless a majority of the disinterested shareholders of the corporation elects to restore such voting rights. A "control share acquisition" is generally defined as the direct or indirect acquisition of either ownership or voting power associated with previously issued and outstanding control shares. The shareholders of a corporation may elect to exempt the stock of the corporation from the provisions of the Control Shares Act through adoption of a provision to that effect in the articles of incorporation or bylaws of the corporation. Neither the Articles nor the Bylaws exempt the Common Stock from the Control Shares Act.

     The declaration of dividends is subject to the discretion of the Board. The Registrant has no present intention of paying any cash dividends on the Common Stock and plans currently to retain any earnings to finance the development and expansion of its operations. The payment of cash dividends also may be restricted by a number of other factors, including future earnings, capital requirements and the financial condition of the Registrant, and restrictions on the payment of dividends imposed under Utah law.

DESCRIPTION OF PREFERRED STOCK

     As amended by the Amendment, the Articles authorize the issuance of 5,000,000 shares of Preferred Stock. As of September 1, 1997, the Registrant had not issued any shares of Preferred Stock. The Articles authorize the Board, without any further aant, to (i) divide the Preferred Stock into series,
(ii) designate each such series, (iii) fix and determine dividend rights, (iv) determine the price, terms and conditions on which shares of Preferred Stock may be redeemed, (v) determine the amount payable to holders of Preferred Stock in the event of voluntary or involuntary liquidation, (vi) determine any sinking fund provisions, and (vii) establish any voting, preemption or conversion privileges. The future issuance, if any, of Preferred Stock may have the effect of delaying or preventing a change in control of the Registrant and may adversely affect the voting and other rights of the holders of Common Stock.

AMENDMENT OF INFORMATION IN FORM 10

     The Registrant makes reference to that Form 10, General Form for Registration of Securities Pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Form 10"), filed by the Registrant (then known as Amacan Resources Corporation) with the Securities and Exchange Commission on July 24, 1972. A copy of the Form 10 is attached hereto as Exhibit 4. To the extent that information regarding the Common Stock contained in this Report is inconsistent with the description of the Common Stock set forth in the Form 10, the information set forth in this Report shall be deemed to supersede and so modify the information contained in the Form 10, and the Registrant hereby amends the Form 10 to such extent and in such manner.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          The following exhibits are included herein:


         Reg S-B                                                        Exhibit
       Exhibit No.                         Description                    No.

            3           Articles of Incorporation of the Registrant, as
                        amended.                                           3

            4           Form 10, General Form for Registration of
                        Securities Pursuant to Section 12(g) of the
                        Securities Exchange Act of 1934, filed by the Registrant with the Securities and Exchange
                        Commission on July 24, 1997.                       4

______________________________
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SENTO TECHNICAL INNOVATIONS CORPORATION



                                   /s/ Robert K. Bench
                                   --------------------

                                   Robert K. Bench, President


                                   Dated:  October 17, 1997
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